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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                                February 28, 2001



                                INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)


                 Delaware                                   1-12203
 (State of incorporation or organization)          (Commission File Number)


                                   62-1644402
                      (I.R.S. Employer Identification No.)

                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
    (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000

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Item 7.  Financial Statements and Exhibits

Exhibit No.     Description

        99.1    Press Release dated February 28, 2001


Item 9.  Regulation FD Disclosure

On February 28, 2001, Ingram Micro Inc. (the "Registrant") issued a press release announcing its financial results for the fourth quarter and fifty-two weeks ended December 30, 2000. A copy of the press release is attached hereto as
Exhibit 99.1, the text of which is incorporated by reference herein.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INGRAM MICRO INC
                                  By:      /s/ James E. Anderson, Jr.
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                                  Name:    James E. Anderson, Jr.
                                  Title:   Senior Vice President, Secretary
                                           and General Counsel


Date:    February 28, 2001